First Quarter 2023 Business Review May 3, 2023 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent our expectations as of May 2, 2023. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the fiscal year ended December 31, 2022 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; health epidemics and pandemics; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; supply chain constraints, inflationary pressure, price increases and shortages in raw materials; competition; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. 2KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation (organic revenue), adjusted EPS (earnings per share), adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted operating income, and free cash flow. All references to EPS are to our EPS as calculated on a diluted basis. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix and in our first quarter 2023 earnings press release issued May 2, 2023, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. 3 KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED.

BUSINESS REVIEW Jeffrey L. Powell, President & CEO 4 KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED.

Operational Highlights • Strong demand continued into the first quarter leading to record bookings • Solid execution by our businesses led to record adjusted EPS* • Cash flow reached a new historical high for a first quarter KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. . 5

Q1 2023 Performance 6 ($ in millions, except per share amounts) Q1 23 Q1 22 Change Revenue $229.8 $226.5 +1.4% Net Income $28.1 $41.2 -31.8% Adjusted EBITDA* $48.6 $45.8 +5.9% Adjusted EBITDA Margin* 21.1% 20.2% +90 bps EPS $2.40 $3.53 -32.0% Adjusted EPS* $2.40 $2.28 +5.3% Operating Cash Flow $36.9 $23.8 +55.1% Bookings $274.5 $266.1 +3.2% HIGHLIGHTS • Record bookings performance despite unfavorable FX • Aftermarket parts made up 66% of Q1 revenue; up 4% to a record $152 million • Strong operating performance led to record adjusted EPS* and excellent adjusted EBITDA* and cash flow KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED.

$100.1 $97.3 $84.9 $78.8 $104.6 1Q22 2Q22 3Q22 4Q22 1Q23 7 ($ in millions) Q1 23 Q1 22 Change Revenue $89.5 $85.8 +4.3% Bookings $104.6 $100.1 +4.4% Adjusted EBITDA* $26.5 $23.9 +10.7% Adjusted EBITDA Margin* 29.6% 27.9% +170 bps HIGHLIGHTS • Strong aftermarket demand and capital project activity drove record bookings • Excellent execution led to record adjusted EBITDA* in the first quarter • End markets remain healthy despite continued uncertainty in the macroeconomy ($ in millions) KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. BOOKINGS Flow Control

8 ($ in millions) Q1 23 Q1 22 Change Revenue $83.5 $93.1 -10.3% Bookings $96.3 $106.3 -9.5% Adjusted EBITDA* $18.9 $22.0 -13.9% Adjusted EBITDA Margin* 22.7% 23.6% -90 bps HIGHLIGHTS • Demand for capital equipment softened in Q1 relative to the strong prior year period • Healthy demand for aftermarket parts represented 65% of total Q1 revenue • Mill operating rates remain solid while market-related downtime is being taken to balance supply KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. Industrial Processing $106.3 $109.9 $77.9 $84.1 $96.3 1Q22 2Q22 3Q22 4Q22 1Q23 BOOKINGS ($ in millions)

9 ($ in millions) Q1 23 Q1 22 Change Revenue $56.7 $47.6 +19.2% Bookings $73.7 $59.6 +23.6% Adjusted EBITDA* $12.5 $9.7 +29.1% Adjusted EBITDA Margin* 22.0% 20.3% +170 bps HIGHLIGHTS • Robust demand for our bulk material handling equipment and baling systems • Business activity remains healthy with record revenue and bookings in Q1 • Excellent execution by our operations teams led to record adjusted EBITDA* KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. Material Handling $59.6 $58.7 $48.1 $52.5 $73.7 1Q22 2Q22 3Q22 4Q22 1Q23 BOOKINGS ($ in millions)

Business Outlook • Project activity continues to be good despite global macroeconomic headwinds • Industrial demand expected to moderate as the year progresses, particularly in the second half • Record backlog in the first quarter positions us well for strong performance in 2023 10KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED.

FINANCIAL REVIEW Michael J. McKenney, EVP & CFO KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 11

Q1 2023 Financial Performance ($ in millions, except per share amounts) Q1 23 Q1 22 Gross Margin 44.4% 43.4% SG&A % of Revenue 25.5% 26.1% Operating Income $40.1 $56.0 Net Income $28.1 $41.2 Adjusted EBITDA* $48.6 $45.8 EPS $2.40 $3.53 Adjusted EPS* $2.40 $2.28 HIGHLIGHTS • Adjusted EBITDA margin* of 21.1% • Operating cash flow of $36.9 million • Free cash flow* of $32.4 million • Net debt of $96.4 million; leverage ratio1 of 0.64 KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 12

Key Consolidated Financial Metrics KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 13 $23.8 $18.8 $24.9 $35.2 $36.9 $20.9 $11.9 $18.5 $23.2 $32.4 FREE CASH FLOW* OPERATING CASH FLOW 1Q22 2Q22 3Q22 4Q22 1Q23 CASH FLOW ($ in millions) $45.8 $46.0 $47.8 $49.5 $48.6 $41.2 $26.2 $27.5 $26.1 $28.1 20.2% 20.7% 21.3% 21.3% 21.1% NET INCOME ADJUSTED EBITDA* ADJ. EBITDA MARGIN* 1Q22 2Q22 3Q22 4Q22 1Q23 ($ in millions) 43.4% 43.3% 42.5% 43.1% 44.4% 1Q22 2Q22 3Q22 4Q22 1Q23 26.1% 25.0% 23.7% 24.5% 25.5% 1Q22 2Q22 3Q22 4Q22 1Q23 GROSS MARGIN SG&A ADJUSTED EBITDA* CASH FLOW ($ in millions) ($ in millions)

2Q21 ADJ EPS* 2Q22 ADJ EPS* KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 1Q22 to 1Q23 Adjusted EPS* 14 $2.28 $0.17 $0.09 $(0.06) $(0.05) $(0.03) $2.40 1Q22 ADJ EPS* GROSS MARGIN REVENUE INTEREST EXPENSE TAX PROVISION OPERATING EXPENSES 1Q23 ADJ EPS*

Key Liquidity Metrics KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 15 ($ in millions) Q1 23 Q4 22 Q1 22 Cash, cash equivalents, and restricted cash $85.5 $79.7 $89.0 Debt $180.1 $199.2 $243.4 Lease obligations $1.8 $1.9 $4.5 Net Debt $96.4 $121.4 $158.9 Leverage ratio1 0.64 0.74 1.16 Working capital % LTM revenue2 15.6% 13.9% 10.8 % Cash conversion days3 136 126 104

Guidance KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 16 • FY 2023 revenue of $910 to $935 million, revised from $900 to $925 million • FY 2023 GAAP EPS of $8.82 to $9.07, revised from $8.72 to $8.97 • FY 2023 adjusted EPS* of $8.90 to $9.15, revised from $8.80 to $9.05 • Q2 2023 revenue of $230 to $235 million • Q2 2023 GAAP EPS of $2.01 to $2.11 • Q2 2023 adjusted EPS* of $2.05 to $2.15

Questions & Answers To participate in the live Q&A session, please go to investor.kadant.com and click on the Q&A session link to receive a dial-in number and unique PIN. Please mute the audio on your computer. KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 17

2023 Key Priorities 18 ENABLE SUSTAINABLE INDUSTRIAL PROCESSING DELIVER EXCEPTIONAL STAKEHOLDER VALUE PROVIDE STRONG CASH FLOW CAPITALIZE ON NEW OPPORTUNITIES KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED.

INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com May 3, 2023

APPENDIX First Quarter 2023 Business Review KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 20

Revenue by Customer Location ($ in thousands) Q1 23 Q1 22 Change Change Excluding FX* North America $132,453 $124,336 $8,117 $9,833 Europe 54,157 58,366 (4,209) (1,027) Asia 27,770 31,987 (4,217) (2,168) Rest of World 15,378 11,791 3,587 4,032 Total $229,758 $226,480 $3,278 $10,670 KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 21

Adjusted EPS Reconciliation Q1 23 Q1 22 EPS, as Reported $2.40 $3.53 Adjustments, Net of Tax Gain on Sale — (1.30) Acquisition Costs — 0.01 Impairment Costs — 0.01 Acquired Profit in Inventory and Backlog Amortization — 0.03 Adjusted EPS* $2.40 $2.28 Adjusted EPS (earnings per share) is a non-GAAP financial measure. KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 22 ($ in thousands) Q1 23 Q1 22 Operating Cash Flow $36,866 $23,768 Less Capital Expenditures (4,469) (2,868) Free Cash Flow* $32,397 $20,900 Free cash flow is a non-GAAP financial measure. Free Cash Flow Reconciliation

Adjusted EBITDA Reconciliation Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA in a given period by revenue in the same period. ($ in thousands) Q1 23 Q1 22 Net Income Attributable to Kadant $28,075 $41,192 Net Income Attributable to Noncontrolling Interest 184 249 Provision for Income Taxes 9,763 13,378 Interest Expense, Net 2,071 1,132 Other Expense, Net 21 22 Gain on Sale — (20,190) Acquisition Costs — 76 Indemnification Asset Reversal — 575 Impairment Costs — 182 Acquired Backlog Amortization — 703 Acquired Profit in Inventory Amortization — (218) Depreciation and Amortization 8,446 8,742 Adjusted EBITDA* $48,560 $45,843 Adjusted EBITDA Margin* 21.1% 20.2% KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 23

Notes PRESENTATION NOTES • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Percent change in slides 6-9 is calculated using actual numbers reported in our press release dated May 2, 2023. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $50 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. KAI 1Q23 BUSINESS REVIEW–MAY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 24